UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 22, 2020

AERSALE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-38801	82-1751907
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

121 Alhambra Plaza, Suite 1700

Coral Gables, Florida 33134

(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (305) 764-3245

750 Lexington Avenue, Suite 1501
New York, NY 10022
(Former name or former address, if changed since last report)

Monocle Holdings Inc.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ASLE	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one share of Common Stock at an exercise price of $11.50	ASLEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company. ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On December 22, 2020, (the “Closing Date”), AerSale Corporation (formerly known as Monocle Holdings Inc.), a Delaware corporation (the “Company”), consummated the previously announced business combination with AerSale Aviation, Inc. (f/k/a AerSale Corp.), a Delaware corporation (“AerSale Aviation”), pursuant to that certain Amended and Restated Agreement and Plan of Merger, dated September 8, 2020 (the “Amended and Restated Merger Agreement”), by and among the Company, AerSale Aviation, Monocle Acquisition Corporation, a Delaware corporation (“Monocle”), Monocle Merger Sub 1 Inc., a Delaware corporation (“Merger Sub 1”), Monocle Merger Sub 2 LLC, a Delaware limited liability company (“Merger Sub 2”), and Leonard Green & Partners, L.P., a Delaware limited partnership, solely in its capacity as the initial Holder Representative (as defined in the Amended and Restated Merger Agreement). The transactions contemplated by the Amended and Restated Merger Agreement are referred to herein as the “Business Combination.”

Upon the consummation of the Business Combination: (a) Merger Sub 1 was merged with and into Monocle, with Monocle surviving the merger as a wholly-owned direct subsidiary of the Company (the “First Merger”), and (b) Merger Sub 2 was merged with and into AerSale Aviation, with AerSale Aviation surviving the merger as a wholly-owned indirect subsidiary of the Company (the “Second Merger”). In connection with the closing of the Business Combination (the “Closing”), AerSale Aviation changed its name from “AerSale Corp.” to “AerSale Aviation, Inc.” and the Company changed its name from “Monocle Holdings Inc.” to “AerSale Corporation”. Immediately following the Business Combination, the Company contributed all of its ownership in Monocle to AerSale Aviation which will continue as a wholly owned subsidiary of the Company.

In connection with the consummation of the Business Combination and pursuant to the Amended and Restated Merger Agreement, (i) (a) immediately prior to the First Merger each issued and outstanding unit of Monocle, if not already detached, was detached and the holder thereof was deemed to hold one share of Monocle common stock, par value $0.0001 per share (“Monocle Common Stock”), and one warrant to purchase a share of Monocle Common Stock (“Monocle Warrant”), (b) pursuant to the First Merger each issued and outstanding share of Monocle Common Stock was exchanged on a one-for-one basis for a share of common stock of the Company, par value $0.0001 per share (“Company Common Stock”), and (c) pursuant to the First Merger each outstanding Monocle Warrant was converted into and became the right to receive a warrant to purchase Company Common Stock, exercisable for an equal number of shares of Company Common Stock on the existing terms and conditions of such Monocle Warrant (“Company Warrant”), and (ii) pursuant to the Second Merger, the Company directly acquired AerSale Aviation for aggregate consideration of $317,156,260, consisting of approximately $13,050,861 in cash and 30,410,540 shares of Company Common Stock (the “Merger Consideration”).

Under the Amended and Restated Merger Agreement, the holders of AerSale Aviation’s preferred stock and common stock (the “AerSale Aviation Stockholders”) had the right to elect to receive all of their Merger Consideration in the form of Company Common Stock. Enarey, L.P. and ThoughtValley Limited Partnership (each, an “Electing Holder”) both submitted elections to receive all of their Merger Consideration in the form of Company Common Stock. Pursuant to the Amended and Restated Merger Agreement, the cash portion of the Merger Consideration that would have been payable to the Electing Holders was divided pro rata among all AerSale Aviation Stockholders that did not elect to receive all of their Merger Consideration in the form of Company Common Stock. The Electing Holders also received, on a pro rata basis based on the number of shares of AerSale Aviation’s common stock held by all Electing Holders, an additional 215,626 shares of Company Common Stock in the aggregate at the Closing.

Holders of AerSale Aviation’s common stock and holders of AerSale Aviation’s in-the-money stock appreciation rights also received a contingent right to receive up to 3,000,000 additional shares of Company Common Stock in the aggregate (the “Earnout Shares”), with 1,500,000 of such Earnout Shares issuable if the closing sale price per share of Company Common Stock is greater than $13.50 for any period of 20 trading days out of 30 consecutive trading days (the “Minimum Target”), and the remaining 1,500,000 of such Earnout Shares issuable if the closing sale price per share of Company Common Stock is greater than $15.00 for any period of 20 trading days out of 30 consecutive trading days (the “Maximum Target”), in each case on or prior to the fifth anniversary of the Closing. The Electing Holders also received a contingent right to receive up to 646,875 additional shares of Company Common Stock in the aggregate, with 323,438 of such shares issuable at the Minimum Target and the remaining 323,437 of such shares issuable at the Maximum Target, in each case on or prior to the fifth anniversary of the Closing. The Company, Monocle and the AerSale Aviation Stockholders also entered into a letter agreement on December 16, 2020 (the “Letter Agreement”), pursuant to which the Company agreed to increase the amount of additional contingent consideration that the Electing Holders are entitled to receive by 100,000 additional shares of Company Common Stock in the aggregate, with 50,000 of such shares issuable at the Minimum Target and the remaining 50,000 of such shares issuable at the Maximum Target, in each case on or prior to the fifth anniversary of the Closing.

On December 16, 2020, the Company, Monocle, Merger Sub 1, Merger Sub 2, AerSale, and solely in its capacity as the initial Holder Representative, Leonard Green, entered into Amendment No. 1 to the Amended and Restated Agreement and Plan of Merger (“Amendment No. 1 to the Amended and Restated Merger Agreement”) to reflect a revised tax withholding procedure with respect to the settlement of AerSale’s outstanding stock appreciation right (“SAR”) awards, pursuant to which (i) cash payments to the SAR holders were reduced in satisfaction of applicable withholding taxes, and then (ii) to the extent that the reduction of such cash payments were insufficient to satisfy such taxes, the remainder of the withholding taxes were paid by the applicable holders via a “net settlement” procedure whereby the Company will withhold a number of shares of Company Common Stock from each SAR holder that would otherwise be delivered in settlement of such SARs pursuant to the Amended and Restated Merger Agreement with a value equal to any remaining withholding taxes.

Concurrently with the execution of the Amended and Restated Merger Agreement, the Company, Monocle, Monocle’s founders, Monocle Partners, LLC and Cowen Investments II LLC (“Cowen”, and together with Monocle Partners, LLC, the “Founders”) and AerSale Aviation an entered into an amended and restated founder shares agreement, which was amended by Amendment No. 1 thereto on December 16, 2020 (as amended, the “Amended and Restated Founder Shares Agreement”), pursuant to which the Founders forfeited an aggregate of 3,470,312 shares of Monocle Common Stock at Closing, with 842,188 of their founder shares remaining (the “Remaining Founder Shares”). The Founders also agreed to defer the vesting of an aggregate of 700,000 shares of Monocle Common Stock held by the Founders (the “Unvested Founder Shares”), half of which will vest at such time as the Minimum Target and the other half of which will vest at the Maximum Target. The Unvested Founder Shares will also vest upon the occurrence of a Liquidity Event (as defined in the Amended and Restated Founder Shares Agreement) on or prior to the fifth anniversary of the date of the Amended and Restated Founder Shares Agreement, solely to the extent the Liquidity Event Consideration (as defined in the Amended and Restated Founder Shares Agreement) is greater than $13.50, in which case half of the Unvested Founder Shares which will vest, or $15.00, in which case the other half of the Unvested Founder Shares will also vest. Pursuant to the Amended and Restated Founder Shares Agreement, the holders of the Unvested Founder Shares have retained the right to vote such Unvested Founder Shares prior to vesting. Unvested Founder Shares that have not vested on or prior to the fifth anniversary of the Closing Date will be forfeited.

In connection with the Amended and Restated Merger Agreement, immediately prior to the Closing, the Company consummated private placement transactions (the “Private Placements”) pursuant to subscription agreements (the “Subscription Agreements”), each dated December 16, 2020, with certain investors (the “Investors”), pursuant to which the Company issued and sold an aggregate of 7,612,500 shares of Company Common Stock for a total purchase price of $60.5 million. The Company and Monocle also entered into an issuance agreement with certain of its advisors (the “Advisors”) on December 16, 2020 (the “Issuance Agreement”) pursuant to which the Advisors agreed to waive certain fees owed by Monocle in connection with the Business Combination with an aggregate value of $3,624,377, in exchange for an aggregate number of shares of Company Common Stock equal to 362,437.

This Current Report on Form 8-K is being filed by AerSale Corporation (formerly named Monocle Holdings Inc.) as the initial report of AerSale Corporation to the Securities and Exchange Commission (the “SEC”) and as notice that AerSale Corporation is the successor issuer to Monocle Acquisition Corporation under Rule 12g-3 under the Securities Exchange Act of 1934 (the “Exchange Act”). As a result, the shares of AerSale Corporation’s Inc.’s common stock, par value $0.0001 per share, are registered under Section 12(b) of the Exchange Act. AerSale Corporation is thereby subject to the informational requirements of the Exchange Act, and the rules and regulations promulgated thereunder, and in accordance therewith will file reports and other information with the SEC using SEC file number (001-38801).

The foregoing description of the Business Combination does not purport to be complete and is qualified in its entirety by the full text of the Amended and Restated Merger Agreement, Amendment No. 1 to the Amended and Restated Merger Agreement, the Letter Agreement, the Amended and Restated Founder Shares Agreement, Amendment No. 1 to the Amended and Restated Founder Shares Agreement, the form of Subscription Agreement and the form of Issuance Agreement, which are attached hereto as Exhibits 2.3, 2.4, 10.1, 10.3, 10.4, 10.5 and 10.6, respectively, and are incorporated herein by reference.

Unless the context otherwise requires, “we,” “us,” “our” and the “Company” refer to AerSale Corporation and its subsidiaries.

Item 1.01	Entry into a Material Definitive Agreement.

Amended and Restated Registration Rights Agreement

On the Closing Date, pursuant to the Amended and Restated Merger Agreement, the Company, Monocle, the Founders, the AerSale Aviation Stockholders and certain directors of Monocle (together with the Founders and the AerSale Aviation Stockholders, the “Holders”), entered into an amended and restated registration rights agreement (the “Amended and Restated Registration Rights Agreement”) that amended and restated that certain Registration Rights Agreement, dated February 6, 2019 by and among Monocle, the Founders and certain directors of Monocle.

Under the Amended and Restated Registration Rights Agreement, the Founders, certain directors of Monocle and the AerSale Aviation Stockholders are granted certain demand, shelf and piggyback registration rights with respect to the resale of certain securities including, among others, (i) shares of Company Common Stock held by the Founders, (ii) any outstanding shares of Company Common Stock or any other equity security (including the shares of Company Common Stock issued or issuable upon the exercise of any other equity security of the Company) received pursuant to the Amended and Restated Merger Agreement or held as of the date of the Amended and Restated Registration Rights Agreement and (iii) any shares of Company Common Stock or Earnout Shares received after the date of the Amended and Restated Registration Rights Agreement (the “Registrable Securities”).

The Amended and Restated Registration Rights Agreement provides the AerSale Aviation Stockholders the right to request one demand registration during the initial 180-day period following expiration of the period commencing from the Closing and ending on the AerSale Lock-Up Period (as defined below). After such time, Cowen, Holders of at least 50% of the Registrable Securities then-outstanding and held by the AerSale Aviation Stockholders, or Holders of at least 50% of the Registrable Securities then-outstanding and not held by the AerSale Aviation Stockholders or Cowen, may require AerSale to effect one (1) demand registration in any three month period thereafter.

In addition, the Amended and Restated Registration Rights Agreement grants each of parties unlimited piggyback registration rights with respect to registration statements filed subsequent to the Closing Date, provided the shares held by the such party are not subject to a lock-up period. Subject to customary exceptions, the Company is responsible for all registration expenses in connection with any demand, shelf or piggyback registration by any of the Holders, and the Holders shall bear all incremental selling expenses relating to the sale of Registrable Securities, such as underwriters’ commissions and discounts, brokerage fees, underwriter marketing costs and all reasonable fees and expenses of any legal counsel representing the Holders.

The Company has granted the Holders customary indemnification rights in connection with the Amended and Restated Registration Rights Agreement. Holders have also granted the Company customary indemnification rights in connection with the Amended and Restated Registration Rights Agreement.

The foregoing description of the Amended and Restated Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Amended and Restated Registration Rights Agreement, which is attached hereto as Exhibit 10.7 and is incorporated herein by reference.

Lock-Up Agreement

On the Closing Date, pursuant to the Amended and Restated Merger Agreement, each of the AerSale Aviation Stockholders entered into a lock-up agreement with the Company (the “Lock-Up Agreement”). Under the Lock-Up Agreement, each AerSale Aviation Stockholder agrees not to, during the period commencing on the Closing Date and ending on the earliest of: (a) the 180th day after the Closing Date, (b) the expiration of the lock-up period previously agreed to by the Sponsor and certain other parties and (c) the date following such Closing Date on which the Company completes a liquidation, merger, stock exchange, reorganization or other similar transaction that results in all of the stockholders of the Company having the right to exchange their shares of Company Common Stock for cash, securities or other property (the “AerSale Lock-Up Period”): (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, with respect to (A) the shares of Company Common Stock received pursuant to the Amended and Restated Merger Agreement, (B) Earnout Shares, to the extent any are received after the Closing Date, (C) any outstanding share of Company Common Stock or any other equity security (including the shares of Company Common Stock issued or issuable upon the exercise of any other equity security of the Company) received by any of the AerSale Aviation Stockholders in connection with the Business Combination; and (D) any other equity security of the Company issued or issuable with respect to any such share of Company Common Stock by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization (such shares, collectively, the “Lock-Up Shares”), (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of the Lock-Up Shares, in cash or otherwise, or (iii) publicly announce any intention to effect any transaction specified in clause (i) or (ii) above.

The AerSale Aviation Stockholders may sell or otherwise transfer Lock-up Shares during each such AerSale Aviation Stockholder’s lifetime or on death (or, if such AerSale Aviation Stockholder is not a natural person, during its existence) to certain family members or family trusts (or its direct or indirect equity holders or affiliates if such AerSale Aviation Stockholder is not a natural person).

The foregoing description of the Lock-Up Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Lock-Up Agreement, which is attached hereto as Exhibit 10.8 and is incorporated herein by reference.

Assignment and Assumption Agreement

On the Closing Date, the Company, Monocle and Continental Stock Transfer & Trust Company (“Continental”) entered into an assignment and assumption agreement (the “Assignment and Assumption Agreement”) pursuant to which the Company agreed (i) to accept and assume all of Monocle’s rights, interests and obligations in under that certain Warrant Agreement, by and between Monocle and Continental, dated as of February 6, 2019 (the “Warrant Agreement”), (ii) to convert each outstanding Monocle Warrant outstanding and unexercised immediately prior to the Closing into the right to receive a Company Warrant, and (iii) to issue a new instrument for each such Monocle Warrant reflecting this adjustment in terms.

Following the Business Combination and the entry into the Assignment and Assumption Agreement, each Monocle Warrant was converted into and became the right to receive a Company Warrant. The Company Warrants are exercisable for one share of Company Common Stock in accordance with the terms of the agreement governing such warrants.

The foregoing description of the Assignment and Assumption Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Assignment and Assumption Agreement, which is attached hereto as Exhibit 10.9 and is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated into this Item 2.01 by reference. On December 21, 2020, Monocle held a special meeting at which the Monocle stockholders considered and approved, among other matters, the Business Combination (the “Special Meeting”). On December 22, 2020, the parties consummated the Business Combination.

In connection with the Special Meeting, no shares of Monocle Common Stock sold in its initial public offering were redeemed. Prior to the consummation of the Business Combination, in connection with the special meeting of stockholders of Monocle held on November 6, 2020, 16,153,589 shares of Monocle Common Stock sold in its initial public offering were redeemed at a per share price of approximately $10.265.

As of the date of the Closing and following the completion of the Business Combination, the Company had the following outstanding securities:

•	41,046,216 shares of Company Common Stock; and

•	18,000,000 Company Warrants, each exercisable for one share of Company Common Stock at a price of $11.50 per share.

The issuance of the Company Common Stock pursuant to the Business Combination was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Monocle Holding Inc.’s registration statement on Form S-4, as amended (File No. 333-235766) (the “Registration Statement”) filed with the SEC and declared effective on October 16, 2020. The definitive proxy statement/prospectus dated December 17, 2020 that forms a part of the Registration Statement contains additional information about the Business Combination. In connection with the Business Combination, Monocle Holdings Inc. changed its legal name to AerSale Corporation. Pursuant to Rule 12g-3(a) under the Exchange Act, the Company has become a successor registrant to Monocle Acquisition Corporation under the Exchange Act and the Company Common Stock is deemed to be registered under Section 12(b) of the Exchange Act. The Company Common Stock has been approved for listing on the Nasdaq Capital Market (“Nasdaq”) and began trading under the symbol “ASLE” on December 23, 2020.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that, if the predecessor registrant was a shell company, as Monocle was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, the Company, as the successor issuer to Monocle, is providing the information below that would be included in a Form 10 if the Company were to file a Form 10. Please note that the information provided below relates to the combined company after the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Forward-Looking Statements

This Form 8-K contains forward-looking statements. Forward-looking statements include statements about the Company’s expectations, beliefs, plans, objectives, intentions, assumptions and other statements that are not historical facts. Forward-looking statements in this Form 8-K include, but are not limited to, statements about:

•	the benefits of the Business Combination;

•	the future financial performance of the Company and its subsidiaries, including AerSale Aviation, following the Business Combination;

•	the impact of the COVID-19 pandemic on the Company;

•	changes in the market for AerSale Aviation’s services ;

•	expansion plans and opportunities;

•	the Company’s ability to raise financing in the future;

•	the Company ability to maintain the listing of Company Common Stock on Nasdaq following the Business Combination;

•	other factors detailed under the section titled “Risk Factors” of the Company’s Prospectus, dated October 16, 2020, as amended by Prospectus Supplement No. 1, dated October 19, 2020, Prospectus Supplement No. 2, dated December 1, 2020, Prospectus Supplement No. 3, dated December 11, 2020, and Prospectus Supplement No. 4, dated December 17, 2020 (as amended, the “Prospectus”), and incorporated herein by reference; and

•	other statements preceded by, followed by or that include the words “may,” “can,” “should,” “will,” “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target” or similar expressions.

Forward-looking statements are based on information available as of the date of this Form 8-K, and current expectations, forecasts and assumptions, and involve a number of risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

In addition, statements that the Company “believes” and similar statements reflect its beliefs and opinions on the relevant subject. These statements are based upon information available as of the date of this Form 8-K, and while the Company believes such information forms a reasonable basis for such statements, such information may be limited or incomplete, and these statements should not be read to indicate that the Company has conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements.

You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, the Company’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements.

Business

The business of the Company is described in the Prospectus in the section titled “Information About AerSale” and that information is incorporated herein by reference.

Risk Factors

The risks associated with the Company’s business are described in the Prospectus in the section titled “Risk Factors” and are incorporated herein by reference.

Financial Information

The information set forth in Item 9.01 of this Form 8-K concerning the financial information of the Company is incorporated herein by reference. The information set forth in the Prospectus in the sections titled “Selected Historical Financial Information of Monocle,” “Selected Historical Consolidated Financial Information of AerSale,” “Selected Unaudited Pro Forma Condensed Combined Financial Information,” “Monocle Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “AerSale Management’s Discussion and Analysis of Financial Condition and Results of Operations” is incorporated herein by reference.

Unaudited Pro Forma Condensed Financial Information

The information set forth in Exhibit 99.4 to this Form 8-K is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Operations

The information set forth in the Prospectus in the sections entitled “Monocle Management’s Discussion and Analysis of Financial Condition and Results of Operations” is incorporated herein by reference.

Properties

The properties of the Company are described in the Prospectus in the section titled “Information about AerSale — Facilities,” which is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of the Company Common Stock as of the Closing by:

•	each person known by the Company to be the beneficial owner of more than 5% of the Company Common Stock upon the Closing;

•	each of the Company’s officers and directors; and

•	all executive officers and directors of the Company as a group upon the Closing.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

The beneficial ownership percentages set forth in the table below are generally based on 41,046,216 shares of Company Common Stock issued and outstanding as of December 22, 2020. To calculate a stockholder’s percentage of beneficial ownership of Company Common Stock, we must include in the numerator and denominator those shares of Company Common Stock underlying Company Warrants that such stockholder is considered to beneficially own. Shares of Company Common Stock underlying warrants held by other stockholders, however, are disregarded in this calculation. Therefore, the denominator used in calculating beneficial ownership of each of the stockholders may be different.

The following table gives effect to the shares of Company Common Stock issuable within 60 days of December 22, 2020, upon the exercise of all Company Warrants held by the indicated stockholders. Unless otherwise indicated, the persons named in the table have sole voting and sole investment control with respect to all shares beneficially owned. Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Company Common Stock beneficially owned by them.

	Beneficial Ownership
Name and Address of Beneficial Owner(1)	Number of Shares		Percentage
Directors and Officers
Nicolas Finazzo	2,022,140	(2)	4.93%
Robert B. Nichols	2,022,140	(3)	4.93%
Martin Garmendia	4,730		*
Basil Barimo	32,372		*
Craig Wright	24,493		*
Iso Nezaj	24,200		*
Gary Jones	-		*
Eric J. Zahler	1,992,219	(4),(5)	4.78%
Sai S. Devabhaktuni	1,992,219	(4),(5)	4.78%
Richard J. Townsend	1,992,219	(4),(5)	4.78%
C. Robert Kehler	15,000		*
Jonathan Seiffer	26,050,506	(6)	63.47%
Peter Nolan	-	(7)	*
Michael Kirton	26,050,506	(6)	63.47%
All Directors and Officers as a Group (14 individuals)

Greater than 5% Stockholders	33,187,800		77.24%
Green Equity Investors V, L.P., Green Equity Investors Side V, L.P. and LGP Parts Coinvest LLC	26,050,506	(6)	63.47%
George P. Bauer Revocable Trust, dated 7/20/1990	4,022,529	(8)	9.8%

* Less than 1%.

1	Unless otherwise noted, the business address of each of the following individuals is 121 Alhambra Plaza, Suite 1700, Coral Gables, Florida 33134.

2	Represents shares of Company Common Stock held by Enarey, L.P. Nicolas Finazzo is the sole member and manager of Enarey, LLC, the sole general partner of Enarey, L.P. Accordingly, all of the shares held by Enarey, L.P. may be deemed to be beneficially held by Mr. Finazzo. Mr. Finazzo disclaims beneficial ownership of such securities.

3	Represents shares of Company Common Stock held by ThoughtValley L.P. Robert B. Nichols is the sole member and manager of ThoughtValley, LLC, the sole general partner of ThoughtValley L.P. Accordingly, all of the shares held by ThoughtValley L.P. may be deemed to be beneficially held by Mr. Nichols. Mr. Nichols disclaims beneficial ownership of such securities.

4	Represents shares of Company Common Stock held by Monocle’s sponsor, Monocle Partners, LLC (the “Sponsor”). Eric J. Zahler, Sai S. Devabhaktuni, and Richard J. Townsend are managers of the Sponsor. Accordingly, all of the shares held by the Sponsor may be deemed to be beneficially held by Messrs. Zahler, Devabhaktuni, and Townsend. Each of Messrs. Zahler, Devabhaktuni, and Townsend disclaims beneficial ownership of such securities. The address for Monocle Partners, LLC is 750 Lexington Avenue, Suite 1501, New York, New York 10022.

5	The interests shown consist of 1,368,385 shares of Company Common Stock (including 656,250 shares subject to vesting pursuant to the Amended and Restated Founder Shares Agreement, under which the Sponsor retained the right to vote prior to vesting) and 623,834 shares of Company Common Stock issuable upon the exercise of 623,834 Company Warrants held by the Sponsor with an exercise price of $11.50 per share. The Company Warrants are exercisable within 60 days.

6	Represents shares of Company Common Stock held by Green Equity Investors V, L.P. and Green Equity Investors Side V, L.P. (collectively, the “Green Funds”) and LGP Parts Coinvest LLC (“Parts Coinvest”). Voting and investment power with respect to the shares held by the Green Funds and Parts Coinvest is shared. Voting and investment power may also be deemed to be shared with certain affiliated entities and investors of such persons. Messrs. Seiffer and Kirton may be deemed to share voting and investment power with respect to such shares due to their positions or relationships with affiliates of the Green Funds, and each disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein. Each of the foregoing entities’ and individuals’ address is c/o Leonard Green & Partners, L.P., 11111 Santa Monica Boulevard, Suite 2000, Los Angeles, California 90025.

7	The address for Mr. Nolan is c/o Nolan Capital, Inc., 58 11th Street, Hermosa Beach, CA 90254.

8	The interests shown consist of 2,125,000 shares of Company Common Stock and 1,897,529 shares of Company Common Stock issuable upon the exercise of 2,103,690 Company Warrants held by the George P. Bauer Revocable Trust, dated 7/20/1990 (the “Bauer Trust”), with an exercise price of $11.50 per share. The Company Warrants are exercisable within 60 days. The Bauer Trust is the holder of a total of 3,800,000 Company Warrants, but has exercised a provision under the Warrant Agreement pursuant to which the Bauer Trust does not have the right to exercise any Company Warrants held by it to the extent that after giving effect to such exercise it would beneficially own more than 9.8% of the shares of Common Stock outstanding immediately after giving effect to such exercise. The address for the George P. Bauer Revocable Trust, dated 7/20/1990 is 499 Silvermine Rd, New Canaan, Ct 06840.

Directors and Executive Officers

The Company’s directors and executive officers after the Closing are described in the Prospectus in the section titled “Management After the Business Combination,” and that information is incorporated herein by reference.

Director Independence

Nasdaq listing standards require that a majority of the Company’s board of directors (the “Board”) be independent. An “independent director” is defined generally as a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship that, in the opinion of the Board, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. The Board has affirmatively determined that Messrs. Zahler, Devabhaktuni, Townsend, Seiffer, Kirton and Nolan, and Gen. Kehler, representing seven of the Company’s nine directors, qualify as independent directors in accordance with the Nasdaq listing rules.

Committees of the Board of Directors

Upon the consummation of the Business Combination, the Company established three committees of the Board and adopted charters for such committees: Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. Messrs. Townsend, Kirton, and Devabhaktuni were appointed to serve on the Company’s Audit Committee, with Mr. Townsend serving as the chair and qualifying as an audit committee financial expert, as such term is defined in Item 407(d)(5) of Regulation S-K. Messrs. Seiffer and Zahler, and Gen. Kehler were appointed to serve on the Company’s Compensation Committee, with Mr. Seiffer serving as the chair. Messrs. Seiffer, Nolan, and Devabhaktuni were appointed to serve on the Company’s Nominating and Corporate Governance Committee, with Mr. Seiffer serving as the chair. Each of the committee charters are available on the Company’s website at www.aersale.com.

Code of Business Conduct and Ethics

Upon consummation of the Business Combination, the Company adopted a Code of Business Conduct and Ethics that applies to all the Company’s directors, officers and employees. The Code of Business Conduct and Ethics covers areas such as conflicts of interest, insider trading and compliance with laws and regulations. The Code of Business Conduct and Ethics is available on the Company’s website at www.aersale.com.

Executive Compensation

The executive compensation of the Company’s executive officers is described in the Prospectus in the section titled “Executive Compensation — AerSale” and that information is incorporated herein by reference.

At the Special Meeting, the Monocle stockholders approved the 2020 Equity Incentive Plan (the “Incentive Plan”). The description of the Incentive Plan is set forth in the Prospectus in the section entitled “The Incentive Plan Proposal” and is incorporated herein by reference. A copy of the full text of the Incentive Plan is filed as Exhibit 10.14 to this Form 8-K and is incorporated herein by reference. Following the consummation of the Business Combination, the Company expects that the Board or the Compensation Committee will make grants of awards under the Incentive Plan to eligible participants.

At the Special Meeting, the Monocle stockholders also approved the 2020 Employee Stock Purchase Plan (the “Employee Purchase Plan”). The description of the Employee Purchase Plan is set forth in the Prospectus in the section entitled “The Employee Purchase Plan Proposal” and is incorporated herein by reference. A copy of the full text of the Employee Purchase Plan is filed as Exhibit 10.15 to this Form 8-K and is incorporated herein by reference. Following the consummation of the Business Combination, the Company expects that the Board or the Compensation Committee will make grants of rights to purchase shares under the Employee Purchase Plan to eligible participants.

Certain Relationships and Related Transactions

Certain relationships and related party transactions of the Company are described in the Prospectus in the section titled “Certain Relationships and Related Person Transactions” and that information is incorporated herein by reference.

Legal Proceedings

The information regarding legal proceedings described in the Prospectus in the section titled “Information about AerSale — Legal Proceedings” and that information is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

The Company’s Common Stock began trading on Nasdaq under the symbol “ASLE” and its warrants began trading on the Nasdaq under the symbol “ASLEW” on December 23, 2020, subject to ongoing review of the Company’s satisfaction of all listing criteria post-Business Combination. The Company has not paid any cash dividends on its Common Stock to date and does not intend to pay any cash dividends in the foreseeable future.

Information regarding the Company’s Common Stock, the Company Warrants and related stockholder matters are described in the Prospectus in the section titled “Price Range and Dividends” and such information is incorporated herein by reference.

Recent Sales of Unregistered Securities

The description of the stock consideration set forth in the “Introductory Note” above, the disclosure in Item 1.01 of this Form 8-K under the headings “Amended and Restated Registration Rights Agreement” and “Lock-Up Agreement” and the disclosure in Item 3.02 of this Form 8-K are incorporated herein by reference.

The issuances of the shares of Company Common Stock issued to the AerSale Aviation Stockholders as stock consideration and to the Investors in the Private Placements were not registered under the Securities Act, in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder as a transaction by an issuer not involving a public offering without any form of general solicitation or general advertising.

Description of the Company’s Securities

The description of the Company’s securities is contained in the Prospectus in the section titled “Description of NewCo Securities” and is incorporated herein by reference.

Indemnification of Directors and Officers

The description of the indemnification provisions of the Company’s Amended and Restated Certificate of Incorporation is contained in the Prospectus in the section titled “Description of NewCo Securities — Limitations of Liability and Indemnification”, and is incorporated herein by reference.

Financial Statements and Supplementary Data

The information set forth under Item 9.01 of this Form 8-K concerning the financial statements and supplementary data of the Company and its subsidiaries is incorporated herein by reference.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

Not applicable.

Financial Statements and Exhibits

The information set forth under Item 9.01 of this Form 8-K concerning the financial information of the Company and its subsidiaries is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

Merger Consideration

In connection with the Business Combination, at the Closing on December 22, 2020, the Company issued 30,382,679 shares of Company Common Stock to the AerSale Aviation Stockholders as a portion of the Merger Consideration. The description of the stock consideration set forth in the “Introductory Note” above and the disclosure in Item 1.01 of this Form 8-K under the headings “Amended and Restated Registration Rights Agreement” and “Lock-Up Agreement” are incorporated herein by reference.

Private Placements

In connection with the Business Combination, at the Closing on December 22, 2020, the Company issued 7,612,500 shares of Company Common Stock to the Investors in the Private Placements. The description of the Private Placements set forth in the “Introductory Note” above is incorporated into this Item 2.01 by reference.

The shares issued to the Investors in the Private Placements were issued pursuant to and in accordance with an exemption from registration under the Securities Act, under Section 4(a)(2) and/or Regulation D promulgated under the Securities Act. Each recipient represented that it was an a “accredited investor” (within the meaning of Rule 501(a)(5) or (6) under the Securities Act) and its intentions to acquire the securities for investment only and not with a view to or for sale in connection with any distribution, and appropriate restrictive legends were affixed to the certificates representing the securities. The recipients also had adequate access to information about the Company.

Item 3.03	Material Modifications to Rights of Security Holders.

As disclosed below in Item 8.01, in accordance with Rule 12g-3(a) under the Exchange Act, the Company is the successor issuer to Monocle and has succeeded to the attributes of Monocle as the registrant. In addition, the shares of Company Common Stock, as the successor to the Monocle Common Stock, are deemed to be registered under Section 12(b) of the Exchange Act.

Upon the Closing of the Business Combination, the holders of the Company Common Stock will be subject to the Company’s Amended and Restated Certificate of Incorporation, dated October 13, 2020 (the “Company Charter”), as amended by the Certificate of Amendment, dated December 22, 2020 (the “Certificate of Amendment”) and the Company’s Amended and Restated Bylaws, dated October 13, 2020, as amended by Amendment No. 1 to the Amended and Restated Bylaws, dated December 22, 2020 (as amended, the “Company Bylaws”). The information set forth in the Prospectus in the section titled “Description of NewCo Securities” and “Comparison of Stockholder Rights” is incorporated herein by reference.

The foregoing description of the Company Charter, the Certificate of Amendment and the Company Bylaws does not purport to be complete and is qualified in its entirety by the terms of the Company Charter and the Company Bylaws, which are attached hereto as Exhibits 3.1, 3.2, 3.3 and 3.4, respectively, and are incorporated herein by reference.

The information in the section entitled “Assignment and Assumption Agreement” in Item 1.01 in this Form 8-K is incorporated herein by reference.

Item 4.01.	Change in Registrant’s Certifying Accountant.

On December 22, 2020, the Audit Committee of the Board approved the engagement of Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ended December 31, 2020. Grant Thornton served as independent registered public accounting firm of AerSale Aviation prior to the Business Combination. Accordingly, WithumSmith+Brown, PC (“Withum”), Monocle’s independent registered public accounting firm prior to the Business Combination, was informed that it would be replaced by Grant Thornton as the Company’s independent registered public accounting firm.

For the period from August 20, 2018 (inception) to December 31, 2019, and the subsequent interim period through December 22, 2020, there were no disagreements between Monocle and Withum on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Withum, would have caused it to make reference to the subject matter of the disagreements in its report on Monocle’s financial statements for such period.

For the period from August 20, 2018 (inception) to December 31, 2019 and the subsequent interim period through December 22, 2020, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act).

The Company has provided Withum with a copy of the foregoing disclosures and has requested that Withum furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company set forth above. A copy of Withum’s letter, dated December 22, 2020, is filed as Exhibit 16.1 to this Form 8-K.

For the period from August 20, 2018 (inception) to December 31, 2019 and the subsequent interim period through December 22, 2020, Monocle and the Company did not consult with Grant Thornton regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 5.01	Changes in Control of Registrant.

The information set forth in the Prospectus in the section titled “The Business Combination Proposal” and “The Amended and Restated Merger Agreement” and the information set forth under “Introductory Note” and Item 2.01 in this Form 8-K is incorporated herein by reference.

Immediately after giving effect to the First Merger, the Second Merger and the Private Placements, there were 41,046,216 shares of Company Common Stock issued and outstanding, and warrants to purchase an aggregate of 18,000,000 shares of Company Common Stock at $11.50 per share. The former stockholders of Monocle hold approximately 6.55% of the outstanding shares of Company Common Stock, the former AerSale Aviation Stockholders and SAR holders hold approximately 76.46% of the outstanding shares of Company Common Stock (inclusive of shares purchased by certain former AerSale Aviation Stockholders in the Private Placement) and the Investors in the Private Placements hold approximately 18.55% of the outstanding shares of Company Common Stock.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Directors and Officers

The following persons are serving as executive officers and directors of the Company following the Closing. For biographical information concerning the executive officers and directors, see the disclosure in the Prospectus in the sections titled “Information about Monocle,” “Information about AerSale,” and “NewCo Management After the Business Combination”, in each case which are incorporated herein by reference. Following the Closing, the officers and directors of the Company consist of the following:

Name	Age	Position
Nicolas Finazzo	64	Chairman, Chief Executive Officer, Division President, TechOps and Director
Robert B. Nichols	64	Vice Chairman, Division President, Asset Management Solutions and Director
Martin Garmendia	46	Chief Financial Officer, Treasurer and Secretary
Basil Barimo	55	Division President, MRO Services
Craig Wright	53	Division President, Aircraft & Engine Management
Gary Jones	57	Division President, Airframe & Engine Materials
Iso Nezaj	65	Division President, Engineered Solutions and Chief Technical Officer
Jonathan Seiffer	49	Director
Eric J. Zahler	70	Director
Sai S. Devabhaktuni	49	Director
Richard J. Townsend	70	Director
General C. Robert Kehler	68	Director
Peter Nolan	62	Director
Michael Kirton	38	Director

Adoption of 2020 Equity Incentive Plan

At the Special Meeting, the Monocle stockholders considered and approved the Incentive Plan. Subject to adjustment, the maximum number of shares of Company Common Stock to be authorized for issuance under the Incentive Plan during a single fiscal year is 4,200,000 shares. The Incentive Plan was adopted by the Board after receiving stockholder approval. The Incentive Plan became effective immediately upon the Closing of the Business Combination.

A more complete summary of the terms of the Incentive Plan is set forth in the Prospectus. That summary and the foregoing description is qualified in its entirety by reference to the text of the Incentive Plan, which is filed as Exhibit 10.14 hereto and incorporated herein by reference.

Adoption of Employee Purchase Plan

At the Special Meeting, the Monocle stockholders considered and approved the Employee Purchase Plan. A total of 500,000 shares of Company Common Stock are initially reserved for issuance under the Employee Purchase Plan. The Employee Purchase Plan was adopted by the Board after receiving stockholder approval. The Employee Purchase Plan became effective immediately upon the Closing of the Business Combination.

A more complete summary of the terms of the Employee Purchase Plan is set forth in the Prospectus. That summary and the foregoing description is qualified in its entirety by reference to the text of the Employee Purchase Plan, which is filed as Exhibit 10.15 hereto and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 22, 2020, the Company filed the Certificate of Amendment and Amendment No. 1 to the Amended and Restated Bylaws, in each case solely to effect a change in the name of the Company from “Monocle Holdings Inc.” to “AerSale Corporation”. Copies of the Certificate of Amendment and Amendment No. 1 to the Amended and Restated Bylaws are attached hereto as Exhibit 3.2 and Exhibit 3.5, respectively, and incorporated herein by reference.

Item 5.06	Change in Shell Company Status.

As a result of the Business Combination, the Company ceased being a shell company. The information set forth in the Prospectus in the section titled “The Business Combination Proposal” and the information contained in Item 2.01 to this Form 8-K is incorporated herein by reference.

Item 8.01.	Other Events.

By operation of Rule 12g-3(a) under the Exchange Act, the Company is the successor issuer to Monocle and has succeeded to the attributes of Monocle as the registrant, including Monocle’s SEC file number (001-38801) and CIK Code (0001754170).

On December 22, 2020, the Company issued a press release announcing the consummation of the Business Combination. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)-(b) Financial Statements.

Information responsive to Item 9.01(a) and (b) of Form 8-K are filed as Exhibits 99.2, 99.3 and 99.4 hereto and are incorporated herein by reference.

(d) Exhibits

Exhibit No.	Document
2.1	Agreement and Plan of Merger, dated December 8, 2019, by and among Monocle Acquisition Corporation, Monocle Holdings Inc., AerSale Corp., Monocle Merger Sub 1 Inc., Monocle Merger Sub 2 LLC, and Leonard Green & Partners, L.P., in its capacity as the Holder Representative (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Monocle Acquisition Corporation on December 9, 2019).
2.2	Amendment No. 1 to the Agreement and Plan of Merger, dated August 13, 2020, by and among Monocle Acquisition Corporation, Monocle Holdings Inc., AerSale Corp., Monocle Merger Sub 1 Inc., Monocle Merger Sub 2 LLC, and Leonard Green & Partners, L.P., in its capacity as the Holder Representative (incorporated by reference to Exhibit 2.1 to the Form 10-Q filed by Monocle Acquisition Corporation on August 14, 2020).
2.3	Amended and Restated Agreement and Plan of Merger, dated September 8, 2020, by and among Monocle Acquisition Corporation, Monocle Holdings Inc., AerSale Corp., Monocle Merger Sub 1 Inc., Monocle Merger Sub 2 LLC, and Leonard Green & Partners, L.P., in its capacity as the Holder Representative (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Monocle Acquisition Corporation on September 8, 2020).
2.4	Amendment No. 1 to the Amended and Restated Agreement and Plan of Merger, dated December 16, 2020, by and among Monocle Acquisition Corporation, Monocle Holdings Inc., AerSale Corp., Monocle Merger Sub 1 Inc., Monocle Merger Sub 2 LLC, and Leonard Green & Partners, L.P., in its capacity as the Holder Representative (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by Monocle Acquisition Corporation on December 17, 2020).
3.1	Amended and Restated Certificate of Incorporation of Monocle Holdings Inc., dated October 13, 2020 (incorporated by reference to Exhibit 3.1 to the Registration Statement on Form S-4 filed by Monocle Holdings Inc. on October 14, 2020).
3.2	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Monocle Holdings Inc., dated December 22, 2020.

Exhibit No.	Document
3.3	Amended and Restated Bylaws of Monocle Holdings Inc., dated October 13, 2020 (incorporated by reference to Exhibit 3.2 to the Registration Statement on Form S-4 filed by Monocle Holdings Inc. on October 14, 2020).
3.4	Amendment No. 1 to the Amended and Restated Bylaws of Monocle Holdings Inc., dated December 22, 2020.
4.1	Specimen Common Stock Certificate of Monocle Holdings Inc. (incorporated by reference to Exhibit 4.2 to the Registration Statement on Form S-4 filed by Monocle Holdings Inc. on October 14, 2020).
4.2	Specimen Warrant Certificate of Monocle Holdings Inc. (incorporated by reference to Exhibit 4.3 to the Registration Statement on Form S-4 filed by Monocle Holdings Inc. on October 14, 2020).
5.1	Warrant Agreement, dated February 6, 2019, between Monocle Acquisition Corporation and Continental Stock Transfer & Trust Company, as warrant agent (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by Monocle Acquisition Corporation on February 12, 2019).
10.1	Letter Agreement, dated December 16, 2020, by and among Monocle Acquisition Corporation, Monocle Holdings Inc., AerSale Corp., Monocle Merger Sub 1 Inc., Monocle Merger Sub 2 LLC, and Leonard Green & Partners, L.P., in its capacity as the Holder Representative (incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K filed by Monocle Acquisition Corporation on December 17, 2020).
10.2	Founder Shares Agreement, dated December 8, 2019, by and among Monocle Partners, LLC, Cowen Investments II LLC, Monocle Acquisition Corp, Monocle Holdings Inc. and AerSale Corp. (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed by Monocle Acquisition Corporation on December 9, 2019).
10.3	Amended and Restated Founder Shares Agreement, dated September 8, 2020, by and among Monocle Partners, LLC, Cowen Investments II LLC, Monocle Acquisition Corp, Monocle Holdings Inc. and AerSale Corp (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by Monocle Acquisition Corporation on September 8, 2020).
10.4	Amendment No. 1 to the Amended and Restated Founder Shares Agreement, dated December 16, 2020, by and among Monocle Partners, LLC, Cowen Investments II LLC, Monocle Acquisition Corp, Monocle Holdings Inc. and AerSale Corp (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by Monocle Acquisition Corporation on December 17, 2020).

Exhibit No.	Document
10.5	Form of Subscription Agreement (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by Monocle Acquisition Corporation on December 17, 2020).
10.6	Form of Issuance Agreement (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed by Monocle Acquisition Corporation on December 17, 2020).
10.7	Amended and Restated Registration Rights Agreement, dated December 22, 2020, by and among Monocle Holdings Inc., Monocle Acquisition Corporation, Monocle Partners, LLC, Cowen Investments II LLC, C. Robert Kehler, Donald W. Manvel, John C. Pescatore, Green Equity Investors V, L.P., Green Equity Investors Side V, L.P., LGP Parts Coinvest LLC., Florida Growth Fund LLC, Enarey, LP and ThoughtValley Limited Partnership.
10.8	Lock-Up Agreement, dated December 22, 2020, by and among Monocle Holdings Inc., Green Equity Investors V, L.P., Green Equity Investors Side V, L.P., LGP Parts Coinvest LLC., Florida Growth Fund LLC, Enarey, LP and ThoughtValley Limited Partnership.
10.9	Assignment and Assumption Agreement, dated December 22, 2020, by and among Monocle Holdings Inc., Monocle Acquisition Corporation and Continental Stock Transfer & Trust Company.
10.10	Company Support and Mutual Release Agreement, dated December 8, 2019, by and among Monocle Acquisition Corporation, Monocle Holdings Inc., Green Equity Investors V, L.P., Green Equity Investors Side V, L.P., LGP Parts Coinvest LLC., Florida Growth Fund LLC, Enarey, LP and ThoughtValley Limited Partnership (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by Monocle Acquisition Corporation on December 9, 2019).
10.11	Form of Executive Offer Letter (incorporated by reference to Exhibit 10.7 to the Registration Statement on Form S-4 filed by Monocle Holdings Inc. on October 14, 2020).
10.12	Amended and Restated AerSale Corp. (f/k/a AerSale Holdings, Inc.) Stock Appreciation Rights Plan (incorporated by reference to Exhibit 10.8 to the Registration Statement on Form S-4 filed by Monocle Holdings Inc. on October 14, 2020).
10.13	Severance Plan (incorporated by reference to Exhibit 10.9 to the Registration Statement on Form S-4 filed by Monocle Holdings Inc. on October 14, 2020).

Exhibit No	Document
10.14	2020 Equity Incentive Plan (incorporated by reference to Exhibit 10.1 to the Registration Statement on Form S-4 filed by Monocle Holdings Inc. on October 14, 2020).
10.15	2020 Employee Stock Purchase Plan (incorporated by reference to Exhibit 10.11 to the Registration Statement on Form S-4 filed by Monocle Holdings Inc. on October 14, 2020).
16.1	Letter from WithumSmith+Brown, PC to the SEC, dated December 22, 2020.
21.1	Subsidiaries of AerSale Corporation.
99.1	Press Release, dated December 22, 2020
99.2	Unaudited Condensed Consolidated Financial Statements of AerSale Corp. and its Subsidiaries as of September 30, 2020 and for the nine months ended September 30, 2020 and 2019 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by Monocle Acquisition Corporation on December 1, 2020).
99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations of AerSale Corp. and its Subsidiaries for the nine months ended September 30, 2020 and 2019 (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K filed by Monocle Acquisition Corporation on December 1, 2020).
99.4	Unaudited Pro Forma Condensed Combined Financial Information of the Company as of September 30, 2020, for the nine months ended September 30, 2020 and for the year ended December 31, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AERSALE CORPORATION

By:	/s/ Nicolas Finazzo
	Name:	Nicolas Finazzo
	Title:	Chairman, Chief Executive Officer, Division President, TechOps and Director

Dated:	December 23, 2020